UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date Earliest Event reported):
October 31, 2017 (October 30, 2017)

National Vision Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38257	46-4841717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2435 Commerce Avenue
Bldg. 2200
Duluth, Georgia 30096-4980
(770) 822-3600
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company          ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.          ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amended and Restated Stockholders’ Agreement

In connection with the completion of the initial public offering (the “Offering”) of its common stock, par value $0.01 per share (“Common Stock”), described in the Registration Statement on Form S-1 (File No. 333-220719), as amended (the “Registration Statement”), on October 30, 2017, National Vision Holdings, Inc. (the “Company”) entered into an Amended and Restated Stockholders’ Agreement (the “Stockholders’ Agreement”) among the Company, KKR Vision Aggregator L.P., Berkshire Fund VI, Limited Partnership, Berkshire Investors LLC and Berkshire Investors III LLC.

A copy of the Stockholders’ Agreement is filed herewith as Exhibit 4.1 and is incorporated herein by reference. The terms of the Stockholders’ Agreement is substantially the same as the terms set forth in the form of such agreement filed as Exhibit 10.1 to the Registration Statement and as described therein.

Affiliates of KKR Vision Aggregator L.P., Berkshire Fund VI, Limited Partnership, Berkshire Investors LLC and Berkshire Investors III LLC have various relationships with the Company. For further information concerning the other material relationships between the Company, on the one hand, and KKR Vision Aggregator L.P., Berkshire Fund VI, Limited Partnership, Berkshire Investors LLC and Berkshire Investors III LLC and their affiliates, on the other hand, see the section entitled “Certain Relationships and Related Party Transactions” in the Company’s prospectus (the “Prospectus”), dated October 25, 2017, filed pursuant to Rule 424(b) of the Securities Act of 1933, as amended (the “Act”).

Amendment to Credit Agreement

On October 31, 2017, the credit agreement dated as of March 13, 2014 (as amended, the “Credit Agreement”), among Nautilus Acquisition Holdings, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Holdings”), National Vision, Inc., a Georgia corporation and a wholly-owned subsidiary of the Company, Goldman Sachs Bank USA, as administrative agent, collateral agent, swingline lender and letter of credit issuer, and the lenders from time to time party thereto and the other parties thereto, was amended pursuant to a joinder and amendment agreement to (A) increase the size of the first lien revolving credit facility thereunder from $75.0 million to up to $100.0 million and (B) extend the maturity of such facility to October 15, 2022 (subject to customary springing maturity provisions to the extent the existing first lien term loans are not extended).

A copy of the joinder and amendment agreement is filed herewith as Exhibit 10.1 and incorporated herein by reference. The above description of the amendment to the first lien revolving credit facility is not complete and is qualified in its entirety by reference to such exhibit.

Item 1.02	Termination of a Material Definitive Agreement.

Termination of Monitoring Agreement

The Company was party to a Monitoring Agreement, dated as of March 13, 2014 (the “Monitoring Agreement”), by and among National Vision, Inc., Kohlberg Kravis Roberts & Co. L.P. (“KKR”) and Berkshire Partners LLC (“Berkshire”), which was terminated automatically in accordance with its terms upon the completion of the Offering. In connection with such termination, the Company will pay termination fees of approximately $3.6 million and $0.8 million to KKR and Berkshire, respectively.

An affiliate of KKR is a controlling stockholder of the Company and an affiliate of KKR acted as underwriter in connection with the Offering.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under “Amendment to Credit Agreement” of Item 1.01 above is incorporated by reference in this Item 2.03.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under “Amended and Restated Stockholders’ Agreement” of Item 1.01 above and Item 5.03 below is incorporated by reference in this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

2017 Omnibus Incentive Plan

In connection with the Offering, the Company’s Board of Directors and its stockholders adopted the National Vision Holdings, Inc. 2017 Omnibus Incentive Plan (the “Omnibus Incentive Plan”). The Omnibus Incentive Plan provides for the granting of stock options, stock appreciation rights, restricted stock, restricted stock units and other stock-based or cash-based awards to key employees, directors or other persons having a service relationship with the Company and its subsidiaries. For further information regarding the Omnibus Incentive Plan, see “Management—Executive Compensation—Narrative to Summary Compensation Table and 2016 Grants of Plan-Based Awards—Equity Incentive Plans” in the Prospectus.

A copy of the Omnibus Incentive Plan is attached as Exhibit 10.2 and incorporated herein by reference. The above description of the Omnibus Incentive Plan is not complete and is qualified in its entirety by reference to such exhibit.

Equity Grants

In connection with the Offering, on October 25, 2017, the Company granted 92,443 stock options pursuant to the Omnibus Incentive Plan to Patrick Moore, its Senior Vice President, Chief Financial Officer.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As contemplated in the Registration Statement, the Company’s Second Amended and Restated Certificate of Incorporation (the “Charter”) became effective in connection with the completion of the Offering on October 30, 2017. The Charter, among other things, provides that the Company’s authorized capital stock consists of 200,000,000 shares of Common Stock, and 50,000,000 shares of preferred stock, par value $0.01 per share.

The Company’s bylaws (the “Bylaws”) were also amended and restated as of October 30, 2017, as contemplated in the Registration Statement.

For further information regarding the foregoing and other provisions of the Charter and the Bylaws, see “Description of Capital Stock” in the Prospectus. The Charter and the Bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and such exhibits are incorporated by reference herein.

Item 8.01	Other Events.

On October 30, 2017, the Company completed its Offering of 18,170,000 shares (including 2,370,000 shares pursuant to the underwriters’ option to purchase additional shares) of Common Stock for cash consideration of $22.00 per share ($20.68 per share, net of underwriting discounts) to a syndicate of underwriters led by joint-book running managers Merrill Lynch, Pierce, Fenner & Smith Incorporated, Goldman Sachs & Co. LLC and Citigroup Global Markets Inc., resulting in approximately $371.4 million in net proceeds.

On October 31, 2017, using proceeds from the Offering, the Company repaid all $125.0 million outstanding aggregate amount of the Company’s second lien term loans and approximately $235.0 million of the outstanding amount of the Company’s first lien term loans and accrued and unpaid interest thereon.

Item 9.01	Financial Statements and Exhibits.

(d)          Exhibits.

See the Exhibit Index immediately preceding the signature page hereto, which is incorporated herein by reference.

EXHIBIT INDEX

Exhibit No.	Description
3.1	Second Amended and Restated Certificate of Incorporation of National Vision Holdings, Inc.

3.2	Second Amended and Restated Bylaws of National Vision Holdings, Inc.

4.1	Amended and Restated Stockholders’ Agreement, dated as of October 30, 2017, by and among National Vision Holdings, Inc. and the stockholders party thereto

10.1
Joinder and Amendment Agreement, dated as of October 31, 2017, among National Vision, Inc., as borrower, the guarantors party thereto, each revolving credit lender, Goldman Sachs Bank USA, as administrative agent, collateral agent, swingline lender and a letter of credit issuer, Bank of America, N.A., as a letter of credit issuer, and Citibank, N.A., as a letter of credit issuer

10.2	National Vision Holdings, Inc. 2017 Omnibus Incentive Plan

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

National Vision Holdings, Inc.

Date: October 31, 2017	By:	/s/ Mitchell Goodman
	Name:	Mitchell Goodman
	Title:	Senior Vice President, General Counsel and Secretary